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                                                                    EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-65351) of Sensytech, Inc. of our report dated April 30, 2002 relating to the financial statements of the Sensytech, Inc. 401(k) Profit-Sharing Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Pittsburgh, PA
June 26, 2002



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